6


                        TERMINATION OF SUBLEASE AGREEMENT

         This Termination of Sublease Agreement (this "Agreement") is made as of May 22, 2002, among Sunborne XII, LLC, Caleb Development, LLC, Woodmen Joint Venture, LLP (such entities, collectively, the "Master Landlord"), Circuit Technology Corporation, a Utah corporation ("Sublessor"), its successor in interest CirTran Corporation, a Nevada Corporation ("Successor"), and Parkway Products, Inc., an Ohio Corporation ("Sublessee").

                                    RECITALS

         a. Sublessor and Sublessee entered into a certain Sublease (the "Sublease") dated as of December 4, 1998 pursuant to which Sublessee subleased from Sublessor approximately 17,327 rentable square feet of space (the "Subleased Premises") in the building located at 3650-3750 North Nevada Avenue, Colorado Springs, Colorado 80907, as more particularly described in the Sublease.

         b. Master Landlord is the current fee owner of the building in which the Subleased Premises are located.

         c. The Parties wish to terminate the Sublease so that the Sublessor and Sublessee can each be released and discharged from all of their respective obligations and liabilities thereunder.

         d. This Agreement is attached as Exhibit A to the Settlement Agreement between the Parties and expressly incorporates the Settlement Agreement and is incorporated into the Settlement Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Parties hereto agree as follows:

         1. Recitals. The Parties acknowledge and agree that the Recitals above are true and correct.

         2. Termination of Sublease. Effective as of the date of this Agreement, the Sublease is and shall be fully and finally surrendered and terminated.

         3. Release of Liability. Conditioned upon payment by Sublessee to Master Landlord of the amount specified in Section 4 below, each of Master Landlord, Sublessor, Successor, and Sublessee hereby fully, finally and unconditionally releases and discharges each other Party from all of its respective obligations and liabilities arising out of or connected with the Sublease. This Agreement fully and finally settles all demands, charges, claims, accounts, or causes of action of any nature (including, without limitation, both known and unknown claims and causes of action) arising out of or in connection with the Sublease, and it constitutes a mutual, complete and final release with respect to the Sublease. This Agreement shall not operate to release Sublessor from its obligations to Master Landlord pursuant to that Settlement Agreement dated as of January 25, 2002, nor to release a Party from indemnity claims asserted by any other Party as a result of or in connection with claims brought by third parties for personal injury or property damage alleged to have been sustained in connection with the Subleased Premises and prior to the termination of the Sublease.

         4. Consideration by Sublessee. As consideration for Master Landlord's, Sublessor's and Successor's entering into this Agreement and the Settlement Agreement to which this Termination of Sublease Agreement is attached as Exhibit A, within three (3) business days after the Effective Date of this Agreement, Sublessee shall pay to Master Landlord $152,500.00 in immediately available funds in accordance with such payment instructions as Sunborne XII, LLC may deliver to Sublessee.

         5. Surrender of the Subleased Premises. Master Landlord, Sublessor, and Successor acknowledge that Sublessee has previously surrendered possession of the Subleased Premises to Sublessor.

         6. Miscellaneous.

              a. Voluntary Agreement. Each Party has read this Agreement and the mutual releases contained in it, and on advice of counsel has freely and voluntarily entered into this Agreement.

              b. Attorneys' Fees. If a Party commences an action against another Party arising out of or in connection with this Agreement, the prevailing Party shall be entitled to recover from the losing Party reasonable attorneys' fees and costs of suit.

              c. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, successors and assigns.

              d. Reformation. If any provision in this Agreement is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then (i) such provision or provisions shall be construed by such court to give such provision or provisions force and effect to the fullest possible extent that it or they would be legal, valid and enforceable, (ii) the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable provision or provisions had been written in a manner that would make the same legal, valid, and enforceable, and (iii) the rights, obligations and interests of the Parties under the remainder of this Agreement shall continue in full force and effect.

              e. Applicable Law. This Agreement shall be interpreted, construed, and enforced according to the laws of the State of Colorado.

              f. Integration; No Oral Modifications. This Agreement and the Settlement Agreement to which this Termination of Sublease Agreement is attached as Exhibit A, contain the entire Agreement between the Parties and neither this Agreement, nor any provisions hereof, may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the Party against whom enforcement of the change, waiver, discharge, or termination is sought.

              g. Authority. Each individual executing this Sublease on behalf of Master Landlord, Sublessor, Successor and Sublessee, respectively, represents and warrants that he is duly authorized to deliver this Agreement on behalf of Master Landlord, Sublessor, Successor or Sublessee, whichever the case may be, and that this Agreement is binding upon that Party in accordance with its terms.

              h. Counterparts. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the Parties or signatories hereto may execute this Agreement by signing any such counterpart.

              i. Effective Date. This Agreement shall become effective on the date the last of the Parties listed below signs this Agreement and the Settlement Agreement to which this Termination of Sublease Agreement is attached as Exhibit A.

              j. Further Assurances. Each Party hereto agrees to execute and deliver any and all such further documents, agreements and instruments, and take such further actions, that any other Party may reasonably request in order to effectuate the purposes contemplated by this Agreement.

              IN  WITNESS  WHEREOF,   the  Parties  hereto  have  executed  this
Agreement effective as of the day and year first above written.

Signed and acknowledged
in the presence of:                        MASTER LANDLORD:

                                           SUNBORNE XII, LLC

_________________________________           By:_________________________________
Printed Name:______________________         Printed Name:_______________________
                                            Title:______________________________
----------------------------------
Printed Name:______________________
                                            CALEB DEVELOPMENT, LLC

_________________________________           By:_________________________________
Printed Name:______________________         Printed Name:_______________________
                                            Title:______________________________
----------------------------------
Printed Name:______________________
                                            WOODMEN JOINT VENTURE, LLP

_________________________________           By:_________________________________
Printed Name:______________________         Printed Name:_______________________
_
                                            Title:______________________________
----------------------------------
Printed Name:______________________

                                            SUBLESSOR:
Signed and acknowledged
in the presence of:                         CIRCUIT TECHNOLOGY
                                            CORPORATION

_________________________________           By:_________________________________
Printed Name:______________________         Printed Name:_______________________
                                            Title:______________________________
----------------------------------
Printed Name:______________________

                                            SUCCESSOR:
Signed and acknowledged
in the presence of:                         CIRTRAN CORPORATION

_________________________________           By:_________________________________
Printed Name:______________________         Printed Name:_______________________
                                            Title:______________________________
----------------------------------
Printed Name:______________________

                                            SUBLESSEE:
Signed and acknowledged
in the presence of:                         PARKWAY PRODUCTS, INC.

_________________________________           By:_________________________________
Printed Name:______________________         Printed Name:_______________________
                                            Title:______________________________
----------------------------------
Printed Name:______________________

STATE OF ____________________)
                                            ) SS:
COUNTY OF __________________)

              The foregoing instrument was acknowledged before me this ____ day of ___________, 2002, by _______________________, the ________________________
of   SUNBORNE   XII,   LLC,  a   _______________________,   on  behalf  of  such
______________.

                                     --------------------------------------
                                     Notary Public

                                     Commission Expires:_____________________

STATE OF ____________________)
                                            ) SS:
COUNTY OF __________________)

              The foregoing instrument was acknowledged before me this ____ day of ___________, 2002, by _______________________, the ________________________
of  CALEB  DEVELOPMENT,  LLC,  a  _______________________,  on  behalf  of  such
______________.

                                     --------------------------------------
                                     Notary Public

                                     Commission Expires:_____________________

STATE OF ____________________)
                                            ) SS:
COUNTY OF __________________)

              The foregoing instrument was acknowledged before me this ____ day of ___________, 2002, by _______________________, the ________________________
of WOODMEN  JOINT  VENTURE,  LLP, a  _______________________,  on behalf of such
______________.

                                        --------------------------------------
                                        Notary Public

                                        Commission Expires:_____________________

STATE OF ____________________)
                                            ) SS:
COUNTY OF __________________)

              The foregoing instrument was acknowledged before me this ____ day of ___________, 2002, by _______________________, the ________________________
of CIRCUIT TECHNOLOGY CORPORATION, a corporation existing under the laws of Utah, on behalf of such corporation.

                                       --------------------------------------
                                       Notary Public

                                       Commission Expires:_____________________

STATE OF ____________________)
                                            ) SS:
COUNTY OF __________________)

              The foregoing instrument was acknowledged before me this ____ day of ___________, 2002, by _______________________, the ________________________
of CIRTRAN CORPORATION, a corporation existing under the laws of Nevada, on behalf of such corporation.

                                        --------------------------------------
                                        Notary Public

                                        Commission Expires:_____________________

STATE OF ____________________)
                                            ) SS:
COUNTY OF __________________)

              The foregoing instrument was acknowledged before me this ____ day of ___________, 2002, by _______________________, the ________________________
PARKWAY PRODUCTS, INC., a corporation existing under the laws of Ohio, on behalf of the corporation.

                                        --------------------------------------
                                        Notary Public

                                        Commission Expires:_____________________